UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 23, 2002


                            DENISON INTERNATIONAL PLC
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



England and Wales            000-29358              Not Applicable
-----------------          ------------          -------------------
(State or other            (Commission           (I.R.S. Employer
 jurisdiction of            File Number)          Identification No.)
 incorporation)



                14249 Industrial Parkway, Marysville, Ohio 43040
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (937)-644-4437
                                 --------------
                         Registrant's telephone number,
                               including area code

Item 5. Other Events.

     This Current Report on Form 8-K is being filed for the purpose of disclosing the Registrant's press release issued on October 23, 2002, which is filed as Exhibit 99.1 hereto and which is herein incorporated by reference in its entirety.

Item 7. Financial Statement and Exhibits.

     (a) Financial statements of businesses acquired.

             Not applicable.

     (b) Pro forma financial information.

             Not applicable.

     (c) Exhibits.

             99.1.  Press Release dated October 23, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DENISON INTERNATIONAL plc
                                           (Registrant)


Date  October 25, 2002              By:  /s/  Bruce A. Smith
      ----------------                   --------------------------------------
                                         Bruce A. Smith
                                         Director and Chief Financial Officer
                                         (Duly Authorized Officer and Principal
                                         Financial Officer)

                                  EXHIBIT INDEX

Exhibit                       Description
-------                       -----------

99.1             Press Release dated October 23, 2002.